Exhibit 99.1

Analyst Presentation The Oil and Gas Conference August 22, 2007

www.eqt.com 2 EQUITABLE RESOURCES Equitable Resources (NYSE: EQT) 225 North Shore Drive Pittsburgh, PA 15212 Pat Kane ~ Director, Investor Relations (412) 553-7833 Cautionary Statements The Securities and Exchange Commission (the “SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company uses the terms “probable” and “possible” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines would prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and, accordingly, are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K and Form 10-Qs, available at www.eqt.com. You can also obtain these forms on the SEC’s website at www.sec.gov. Disclosures in this presentation contain certain forward-looking statements. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation may include the expectations of plans, strategies, objectives, and growth and anticipated financial and operational performance of the Company and its subsidiaries, including guidance regarding the Company’s drilling and infrastructure programs, production and sales volumes, reserves, capital expenditures, selling, general and administrative expenses, liquidity, the pending acquisition of Dominion Peoples and Dominion Hope and the financing thereof, and the holding company restructuring. A variety of factors could cause the Company’s actual results to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, the risk factors set forth in Item 1A of the Company’s annual report on Form 10-K and other factors discussed in reports filed by the Company with the Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise. Contact Us

www.eqt.com 3 EQUITABLE RESOURCES Equitable Resources (EQT): The Appalachian Leader Appalachian Basin pure play Largest producer 5.7 Tcfe reserves; 2.5 Tcfe proved 3.3 MM gross acres (71% undeveloped) 12,000 producing wells >99% drilling success rate Extensive Midstream System 8,900 miles of gathering lines 850 miles of interstate pipeline 61 Bcfe of storage Regional Distributor – PA, WV, KY 275,000 customers Acquiring Dominion’s Peoples and Hope Gas =475,000 customers KY VA NC GA SC TN WV OH PA NY 100 miles *As of 12/31/06

www.eqt.com 4 EQUITABLE RESOURCES Sources: U.S. Geological Survey; Schlumberger Why Appalachia? Appalachian Basin Overview Billions of cubic feet/year 7000 3500 US Natural Gas Flow Summary Appalachian Basin 0 Observations Oldest producing basin in U.S. Long-lived gas reserves Tremendous opportunity: 225-2,000 Tcfe Proximity to markets Basis advantage Renewed Interest Increased drilling New entrants Undiscovered Resources (2002) (USGS) SW Wyoming 33% San Juan 20% Other 3% Appalachia 29% Powder River 7% Uinta- Piceance 8%

www.eqt.com 5 EQUITABLE RESOURCES Equitable Resources A New Focus A Proud Past...”A Utility with gas production” Obsession with Opex – “the low-cost producer wins!” Little priority given to booking reserves; proved or unproved “Just-In-Time” drilling / midstream Lock in ROTC – long-term hedging An Exciting Future!...”We’re an E&P Company with a Utility” Momentum acceleration for 36 months Grow organically: Production Reserves Build infrastructure to ensure market access Maintaining focus on margins and full-cycle ROTC

www.eqt.com 6 EQUITABLE RESOURCES Growth Strategy Horizontal Drilling Midstream Expansion Coalbed Methane

www.eqt.com 7 EQUITABLE RESOURCES Reserve Growth Current assessment 18,000 drilling locations =2MM acres 3.0 Tcfe Devonian shale (Huron/Cleveland) 1.5 Tcfe CBM 1.2 Tcfe Conventional Future Enhanced understanding of horizontal drilling impact Huron / Cleveland Re-entry of vertical wells Marcellus shale VA / WV shale Coal 1.3MM unevaluated acres Deep horizons 50% of wells drilled in 2006 were in 2P/3P locations with zero dry holes! 2003 2006 > 2007 Reserves (Tcfe) Future Possible Probable Proved 2.1 2.5 5.7 2003 2006 > 2007

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Organic Growth Potential


Annual Sales (Bcfe)
150
100
50
0
2007E
2008E
2009E
2010E
2011E
2012E
12%
CAGR

	2007E	2008E	2009E	2010E	2011E	2012E
Wells / Year	670	750	825	950	1,050	1,200

8

EQUITABLE RESOURCES

www.eqt.com 9 EQUITABLE RESOURCES Peer Group: APA, APC, BBG, CHK, DPTR, DVN, ECA, EOG, GDP, KWK, NBL, NFX, PXD, RRC, SWN, UPL, and XTO. Includes: property acquisition and development costs incurred divided by the sum of extensions, discoveries and other additions, revisions to and purchases of reserves. Source: Enercom (other than EQT). Low-Cost Operator F&D Costs Low F&D costs due to organic growth focus, low risk drilling, and discipline 3-year F&D of $0.66/Mcfe vs. peer average of $2.14/Mcfe >99% drilling success rate, no geologic risk EQT $0.66 Average $2.14 As of 12/31/06 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00

www.eqt.com 10 EQUITABLE RESOURCES Low-Cost Operator Operating Expenses Operating concentration leads to low operating expenses 2006 operating expenses of $1.57/Mcfe vs. $1.96/Mcfe peer average Peer Group: APA, APC, BBG, CHK, DPTR, DVN, ECA, EOG, GDP, KWK, NBL, NFX, PXD, RRC, SWN, UPL, and XTO. Includes: LOE, production taxes, G&C expense and G&A. Source: Enercom (other than EQT). Average $1.96 EQT $1.57 As of 12/31/06 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00

www.eqt.com 11 EQUITABLE RESOURCES Attention to Margins and Returns Average 293% EQT 465% 2006 Gross Margin ROI Peer Comparison As of 12/31/06 Peer Group: APA, APC, BBG, CHK, DPTR, DVN, ECA, EOG, GDP, KWK, NBL, NFX, PXD, RRC, SWN, UPL, and XTO. Gross margin is oil and gas revenue less operating expenses. Gross margin ROI is the gross margin divided by the trailing 3-year weighted average F&D costs. Source: Enercom (other than EQT). 2006 Gross Margin ROI Peer Comparison 0% 300% 600% 900%

www.eqt.com 12 EQUITABLE RESOURCES An Industry Leader - ROTC Return on Total Capital 2000 - 2006 12.7% 15.6% 9.3% 11.3% 10.9% 11.4% 17.8% 0% 5% 10% 15% 20% 2000 2001 2002 2003 2004 2005 2006 ROTC Return on Total Capital 2000 - 2006 12.7% 15.6% 9.3% 11.3% 10.9% 11.4% 17.8% 0% 5% 10% 15% 20% 2000 2001 2002 2003 2004 2005 2006 ROTC

www.eqt.com 13 EQUITABLE RESOURCES Growth Strategy Horizontal Drilling Midstream Expansion Coalbed Methane

www.eqt.com 14 EQUITABLE RESOURCES Pennsylvanian Devonian CBM 1,000 – 3,500 ft Lower Huron Shale 2,500 – 5,000 ft Marcellus Shale 2,500 – 7,500 ft Horizontal Drilling Shale Development Ubiquitous to our acreage 2,500 – 7,500 ft. deep 200 – 2,000 ft. thick Low reservoir pressure (500-3,400 PSI) EUR/well = 0.75 – 1.0 Bcfe Cost/well = $1.2MM

www.eqt.com 15 EQUITABLE RESOURCES Horizontal Drilling Shale Development Strategy A-Basin Shale Gas-in-Place estimates 225 – 2,000 Tcfe Total A-Basin shale gas produced to date 5 - 6 Tcfe Sources: U.S. Geological Survey; Schlumberger, EQT

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Horizontal Drilling
Shale Development Progress

2007 Objectives and Status

- Drill at least 25 wells
  - ☑ On target to drill at least 70
  - ☑ No longer drilling vertical shale wells in KY
- Test 7 of 11 prospect areas in KY
  - ☑ 7 tested ~ 6 encouraging
- Keep Learning
  - ☑ Increased expected recovery per well by 17%
  - ☑ Decreased expected unit costs by 20%
  - ☑ 1st re-entry of a vertical well increased production from 5 Mcfe/d to 400+ Mcfe/d


OFFUTT
JOHN'S CREEK
TIPTOP
WAYLAND
REPUBLIC STEEL
JENKINS
HAZARD
TILFORD
HELTON
Represents KY drilled locations
100 miles
MI
NY
PA
IN
OH
Location
WV
KY
VA
TN
NC

EQUITABLE RESOURCES

16

www.eqt.com 17 EQUITABLE RESOURCES Horizontal Drilling Shale Development - 2008 Drill at least 200 wells Expand vertical well re-entry program Test West Virginia Devonian shale opportunity Test Marcellus Test multi-lateral drilling geometry Improve completion techniques Progress up the learning curve Refine reserve assessment

www.eqt.com 18 EQUITABLE RESOURCES Growth Strategy Horizontal Drilling Midstream Expansion CBM Horizontal Drilling Midstream Expansion Coalbed Methane

www.eqt.com 19 EQUITABLE RESOURCES CBM Development Jawbone coal deeper coal methane methane 1,000 – 3,500 ft. deep 10 – 75 ft. thick zone Multiple thin seams Spacing: 60 30 acres EUR/well: 0.3 – 0.5 Bcfe Cost/well: $0.3MM

www.eqt.com 20 EQUITABLE RESOURCES CBM Resource Plays – U.S. Sources: U.S. Geological Survey

www.eqt.com 21 EQUITABLE RESOURCES Growth Catalyst Infill Drilling -- Nora VA CBM Field Drilled 60 acre grids Dickenson Co. 2006 pilot 50-70 wells in 2007 Un-drilled KY VA NC TN WV OH PA NY 100 miles IN MI Russell Co. Wise Co. Buchanan Co. Location

www.eqt.com 22 EQUITABLE RESOURCES Volumes higher than expected from infill wells Offset well volume decline a little greater than expected Overall, volumes meeting expectations Existing well Infill well 60 acres Nora CBM Infill Project Middlefork Pilot

www.eqt.com 23 EQUITABLE RESOURCES Nora Field Development $300MM Agreement with Range Resources 50% W.I. including producing wells, undrilled acreage and gathering system $3.23/Mcfe for proved reserves EQT operates CBM producing wells, CBM new drilling, gathering system RRC drills non-CBM -- tight gas sand, shale gas, deeper formations RRC is expected to drill at least 1 horizontal shale well in 2007 Potential for 6,000 additional CBM and tight gas sand wells

www.eqt.com 24 EQUITABLE RESOURCES CBM Development Strategy Expand infill program Extend drilling to Kentucky and West Virginia Evaluate horizontal drilling applicability VA WV KY 50 mi Equitable CBM Plays

www.eqt.com 25 EQUITABLE RESOURCES Deep Development Pennsylvanian Coal 1,000 – 2,000 ft Devonian Shale 1,500 – 5,000 ft Deep Horizons 6,000 – 15,000 ft Trenton Black River Rome Trough Appalachian Basin extensively probed more than a million wells Less than 1% reached depths below 7,500 ft EQT has 3.3 MM gross acres Developing exploration plan in 2007 * Oil & Gas Investor, Nov. 2006, except EQT

www.eqt.com 26 EQUITABLE RESOURCES Growth Strategy Horizontal Drilling Midstream Expansion CBM Horizontal Drilling Midstream Expansion Coalbed Methane

www.eqt.com 27 EQUITABLE RESOURCES Midstream Challenges Old gathering and transmission sized for slow growth vertical drilling Complex web of existing, leaky gathering pipes Increased drilling by EQT and others overwhelming capacity Long lead times for new pipeline and compressor projects Permitting Equipment procurement Contractor availability for “large” projects

www.eqt.com 28 EQUITABLE RESOURCES Infrastructure Gathering Pipeline – Getting Bigger 0 150 300 450 600 2003 2004 2005 2006 2007 Plan 2008 Est. 2012 Length Installed, Miles <6" 8" 12" 20" > 20" Forecast 0 150 300 450 600 2003 2004 2005 2006 2007 Plan 2008 Est. 2012 Length Installed, Miles <6" 8" 12" 20" > 20" Forecast

www.eqt.com 29 EQUITABLE RESOURCES Midstream Opportunity Appalachian Hub – Connecting to Markets OH WV VA PA Roanoke Charleston TGPL TCO ETNG DTI To Transco Existing pipe Potential projects EQT pipeline projects Existing compression EQT compression projects TGPL Tennessee Gas Pipeline DTI Dominion Transmission TCO Columbia Gas Transmission ETNG East Tennessee Natural Gas 50 mi Flow Constraints KY NORA Langley Blue Ridge Big Sandy

www.eqt.com 30 EQUITABLE RESOURCES Midstream Planning for the Future Big Sandy / Langley In KY horizontal drilling area 70 miles of 20” pipe 130,000 Dth/d capacity (phase 1) Expandable to 280,000 Dth/d Connects major pipelines Operational in 2007 Blue Ridge Supports Nora development 35 miles of 20" pipe 80,000 Dth/d Operational in 2009 OH WV KY VA PA Big Sandy NORA Langley

www.eqt.com 31 EQUITABLE RESOURCES A Proud Past... An Exciting Future! Pure play Appalachian producer – “from well, to burner tip” Visible organic growth Production Reserves Low cost producer Upside from technology and exploration Focused on margins and ROTC Low implied reserve valuation:  $2.00/Mcfe proved

www.eqt.com 32 EQUITABLE RESOURCES Appendix

www.eqt.com 33 EQUITABLE RESOURCES Horizontal Drilling Increased Recovery and Reserve Model Initial production is first month average *Gross 0 10 20 30 40 50 60 70 80 1 6 11 16 21 26 31 36 41 46 Years MMcfe/yr 80 acres Vertical * Horizontal * Reserves 0.3 - 0.5 B cf e 0.75 - 1.0 Bcf e Initial Production 75 Mcf e /d 400 Mcf e /d Cost $0.4 MM $1.2 MM R/P 20 13 ATAX (PV10) $106,00 0 $3 70 , 0 00 0 10 20 30 40 50 60 70 80 1 6 11 16 21 26 31 36 41 46 Years MMcfe/yr 80 acres Vertical * Horizontal * Reserves 0.3 - 0.5 B cf e 0.75 - 1.0 Bcf e Initial Production 75 Mcf e /d 400 Mcf e /d Cost $0.4 MM $1.2 MM R/P 20 13 ATAX (PV10) $106,00 0 $3 70 , 0 00

www.eqt.com 34 EQUITABLE RESOURCES CBM Recovery and Reserve Model Initial production is first month average *Gross 0 4 8 12 1 5 9 13 17 21 25 29 Years MMcfe/yr CBM Well * Reserves 0.3 Bcf e Initial Production 2 2 Mcf e /d Cost $0. 3 MM R/P 1 5.7 ATAX (PV10) $ 1 63,000 0 4 8 12 1 5 9 13 17 21 25 29 Years MMcfe/yr CBM Well * Reserves 0.3 Bcf e Initial Production 2 2 Mcf e /d Cost $0. 3 MM R/P 1 5.7 ATAX (PV10) $ 1 63,000